UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 13, 2020
KINDER MORGAN, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35081	80-0682103
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Louisiana Street, Suite 1000
Houston, Texas 77002
(Address of principal executive offices, including zip code)

713-369-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class P Common Stock	KMI	NYSE
1.500% Senior Notes due 2022	KMI 22	NYSE
2.250% Senior Notes due 2027	KMI 27A	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

Kinder Morgan, Inc. (“KMI”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) on May 13, 2020. At the Annual Meeting, a total of 1,997,092,025 shares of KMI’s common stock entitled to vote were present or represented by proxy, constituting a quorum for the transaction of business.

At the Annual Meeting, KMI stockholders voted on the following proposals: (1) election of sixteen nominated directors to KMI’s Board of Directors; (2) ratification of the selection of PricewaterhouseCoopers LLP as KMI’s independent registered public accounting firm for 2020; and (3) the approval, on an advisory basis, of the compensation of KMI’s named executive officers, as disclosed in KMI’s proxy statement filed with the Securities and Exchange Commission on April 3, 2020 (the “Proxy Statement”).

Proposal One – Election of Directors

KMI stockholders elected sixteen directors, each to serve until KMI’s 2021 annual meeting or, if earlier, the election and qualification of his or her successor.

Nominee	For	Against	Abstain	Broker Non-Votes
Richard D. Kinder	1,633,034,625	31,874,775	1,971,141	330,211,483
Steven J. Kean	1,652,853,618	11,765,228	2,261,695	330,211,483
Kimberly A. Dang	1,638,174,919	26,522,033	2,183,589	330,211,483
Ted A. Gardner	1,618,207,580	46,087,745	2,585,216	330,211,483
Anthony W. Hall, Jr.	1,636,482,962	27,796,644	2,600,935	330,211,483
Gary L. Hultquist	1,641,110,164	23,159,162	2,611,215	330,211,483
Ronald L. Kuehn, Jr.	1,636,082,594	28,366,667	2,431,281	330,211,483
Deborah A. Macdonald	1,613,226,470	51,388,823	2,265,248	330,211,483
Michael C. Morgan	1,636,350,963	28,178,497	2,351,082	330,211,483
Arthur C. Reichstetter	1,641,883,197	22,336,990	2,660,354	330,211,483
Fayez Sarofim	1,606,520,347	57,935,709	2,424,486	330,211,483
C. Park Shaper	1,648,244,714	16,193,028	2,442,799	330,211,483
William A. Smith	1,636,062,117	28,356,385	2,462,040	330,211,483
Joel V. Staff	1,626,960,273	37,224,302	2,695,858	330,211,483
Robert F. Vagt	1,629,313,838	34,675,305	2,891,399	330,211,483
Perry M. Waughtal	1,640,101,238	24,063,232	2,715,962	330,211,483

Proposal Two – Ratification of Selection of PricewaterhouseCoopers LLP

KMI stockholders ratified the selection of PricewaterhouseCoopers LLP as KMI’s independent registered public accounting firm for 2020.

For	Against	Abstain	Broker Non-Votes
1,937,049,636	56,679,305	3,363,083	—

Proposal Three – Advisory Vote on Executive Compensation

KMI stockholders approved, on an advisory basis, the compensation of KMI’s named executive officers, as disclosed in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
1,456,082,694	203,403,555	7,394,293	330,211,483

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINDER MORGAN, INC.

Dated: May 18, 2020	By:	/s/ David P. Michels
David P. Michels Vice President and Chief Financial Officer

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